UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2025

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 16, 2025, Rexford Industrial Realty, Inc. (“Rexford Industrial”) issued a press release announcing its earnings for the quarter ended June 30, 2025, and distributed certain supplemental financial information. On July 16, 2025, Rexford Industrial also posted the supplemental financial information on its website located at www.rexfordindustrial.com.  Copies of the press release and supplemental financial information are furnished herewith as Exhibits 99.1 and 99.2, respectively.
The information included in this Current Report on Form 8-K under this Item 2.02 (including Exhibits 99.1 and 99.2 hereto) are being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 REGULATION FD DISCLOSURE
As discussed in Item 2.02 above, Rexford Industrial issued a press release announcing its earnings for the quarter ended June 30, 2025 and distributed certain supplemental information. On July 16, 2025, Rexford Industrial also posted the supplemental financial information on its website located at www.rexfordindustrial.com.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of the Exchange Act, or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release Dated July 16, 2025

99.2	Second Quarter 2025 Supplemental Financial Report

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
July 16, 2025	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
July 16, 2025	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)